Exhibit 99.1

AMCON Distributing Company Reports Fully Diluted Earnings Per Share of $2.45 for the Quarter Ended March 31, 2019

OMAHA, Neb.--(BUSINESS WIRE)--April 18, 2019--AMCON Distributing Company (“AMCON”) (NYSE American:DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $2.45 on net income available to common shareholders of $1.5 million for its second fiscal quarter ended March 31, 2019.

“AMCON’s newly enhanced distribution facility in Bismarck, North Dakota began shipping this quarter. Our management team and associates did a tremendous job in completing this project in a challenging weather environment. We have been a long-term service provider in the northern marketplace and this new investment reinforces our commitment to the success of our customers,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. He further noted, “Our organization continues its close collaboration with customers to design leading edge foodservice programs that are competitive with quick-service restaurants. Additionally, we are actively seeking strategic acquisition opportunities that we believe can benefit from AMCON’s portfolio of technologies and services.”

“We are actively evaluating a number of additional strategic facility initiatives to support the growth needs of our customer base. Our emphasis on first class service and reliability is the foundation of our position as a leader in the convenience distribution industry. As such, we will continue to make investments in people, facilities and equipment necessary for sustained excellence,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. He further noted, “Our Healthy Edge Retail Group management team is implementing a comprehensive merchandising and point of sale system update to our base of retail health food stores. These initiatives are in support of our objective of being a total wellness solution for consumers.” Mr. Plummer further added, “We were pleased to close March 31, 2019 with total shareholders’ equity of $64.8 million and consolidated debt of $21.4 million.”

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON also operates twenty-two (22) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods Market www.akins.com in its Midwest market, and Chamberlin's Market & Cafe www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Balance Sheets
March 31, 2019 and September 30, 2018

	March	September
	2019	2018
	(Unaudited)
ASSETS
Current assets:
Cash	$642,116	$520,644
Accounts receivable, less allowance for doubtful accounts of $0.9 million at March 2019 and September 2018	28,016,243	31,428,845
Inventories, net	57,650,559	78,869,615
Income taxes receivable	—	272,112
Prepaid and other current assets	7,343,497	4,940,775
Total current assets	93,652,415	116,031,991

Property and equipment, net	16,915,409	15,768,484
Goodwill	4,436,950	4,436,950
Other intangible assets, net	3,383,686	3,414,936
Other assets	293,896	301,793
Total assets	$118,682,356	$139,954,154

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,570,694	$20,826,834
Accrued expenses	7,106,050	8,556,620
Accrued wages, salaries and bonuses	2,683,504	3,965,733
Income taxes payable	1,630	—
Current maturities of long-term debt	803,612	1,096,306
Total current liabilities	31,165,490	34,445,493

Credit facility	17,224,197	35,428,597
Deferred income tax liability, net	2,009,719	1,782,801
Long-term debt, less current maturities	3,394,116	3,658,391
Other long-term liabilities	40,033	38,055

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 592,768 shares outstanding at March 2019 and 615,777 shares outstanding at September 2018	8,561	8,441
Additional paid-in capital	23,148,372	22,069,098
Retained earnings	66,203,466	63,848,030
Treasury stock at cost	(24,511,598)	(21,324,752)
Total shareholders’ equity	64,848,801	64,600,817
Total liabilities and shareholders’ equity	$118,682,356	$139,954,154

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Operations
for the three and six months ended March 31, 2019 and 2018

	For the three months ended March		For the six months ended March
	2019	2018	2019	2018
Sales (including excise taxes of $82.9 million and $83.1 million, and $175.9 million and $171.7 million respectively)	$310,715,873	$295,207,286	$655,449,793	$610,720,495
Cost of sales	290,126,453	278,141,110	614,228,235	575,462,557
Gross profit	20,589,420	17,066,176	41,221,558	35,257,938
Selling, general and administrative expenses	17,391,681	15,619,420	35,348,896	31,973,028
Depreciation and amortization	641,228	537,903	1,249,236	1,068,908
	18,032,909	16,157,323	36,598,132	33,041,936
Operating income	2,556,511	908,853	4,623,426	2,216,002

Other expense (income):
Interest expense	396,576	313,364	719,526	515,555
Other (income), net	(36,280)	(27,410)	(39,636)	(32,543)
	360,296	285,954	679,890	483,012
Income from operations before income taxes	2,196,215	622,899	3,943,536	1,732,990
Income tax expense (benefit)	673,000	284,000	1,175,000	(86,000)
Net income available to common shareholders	$1,523,215	$338,899	$2,768,536	$1,818,990

Basic earnings per share available to common shareholders	$2.49	$0.49	$4.50	$2.64
Diluted earnings per share available to common shareholders	$2.45	$0.49	$4.44	$2.61

Basic weighted average shares outstanding	611,824	689,480	614,874	688,570
Diluted weighted average shares outstanding	620,769	697,406	623,848	697,563

Dividends declared and paid per common share	$0.46	$0.46	$0.64	$0.64

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Shareholders’ Equity
for the three and six months ended March 31, 2019 and 2018

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED MARCH 2018
Balance, January 1, 2018	844,089	$8,441	(153,603)	$(13,616,477)	$22,009,620	$62,086,133	$70,487,717
Dividends on common stock, $0.18 per share	—	—	—	—	—	(128,990)	(128,990)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	26,942	—	26,942
Repurchase of common stock	—	—	(6,482)	(629,353)	—	—	(629,353)
Net income	—	—	—	—	—	338,899	338,899
Balance, March 31, 2018	844,089	$8,441	(160,085)	$(14,245,830)	$22,036,562	$62,296,042	$70,095,215

THREE MONTHS ENDED MARCH 2019
Balance, January 1, 2019	856,039	$8,561	(238,744)	$(22,242,837)	$23,110,713	$64,796,415	$65,672,852
Dividends on common stock, $0.18 per share	—	—	—	—	—	(116,164)	(116,164)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	37,659	—	37,659
Repurchase of common stock	—	—	(24,527)	(2,268,761)	—	—	(2,268,761)
Net income	—	—	—	—	—	1,523,215	1,523,215
Balance, March 31, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801

					Additional
	Common Stock		Treasury Stock		Paid in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
SIX MONTHS ENDED MARCH 2018
Balance, October 1, 2017	831,438	$8,314	(153,432)	$(13,601,302)	$20,825,919	$60,935,911	$68,168,842
Dividends on common stock, $0.64 per share	—	—	—	—	—	(458,859)	(458,859)
Compensation expense and issuance of stock in connection with equity-based awards	12,651	127	—	—	1,210,643	—	1,210,770
Repurchase of common stock	—	—	(6,653)	(644,528)	—	—	(644,528)
Net income	—	—	—	—	—	1,818,990	1,818,990
Balance, March 31, 2018	844,089	$8,441	(160,085)	$(14,245,830)	$22,036,562	$62,296,042	$70,095,215

SIX MONTHS ENDED MARCH 2019
Balance, October 1, 2018	844,089	$8,441	(228,312)	$(21,324,752)	$22,069,098	$63,848,030	$64,600,817
Dividends on common stock, $0.64 per share	—	—	—	—	—	(413,100)	(413,100)
Compensation expense and issuance of stock in connection with equity-based awards	11,950	120	—	—	1,079,274	—	1,079,394
Repurchase of common stock	—	—	(34,959)	(3,186,846)	—	—	(3,186,846)
Net income	—	—	—	—	—	2,768,536	2,768,536
Balance, March 31, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801

AMCON Distributing Company and Subsidiaries
Condensed Consolidated Unaudited Statements of Cash Flows
for the six months ended March 31, 2019 and 2018

	March	March
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,768,536	$1,818,990
Adjustments to reconcile net income from operations to net cash flows from operating activities:
Depreciation	1,217,986	1,020,783
Amortization	31,250	48,125
Gain on sale of property and equipment	(17,832)	(300)
Equity-based compensation	622,390	642,785
Deferred income taxes	226,918	(423,322)
Provision (recovery) for losses on doubtful accounts	59,000	(77,000)
Inventory allowance	240,699	(231,625)
Other	1,978	1,978

Changes in assets and liabilities:
Accounts receivable	3,353,602	1,521,705
Inventories	20,978,357	(2,951,171)
Prepaid and other current assets	(2,402,722)	1,216,336
Other assets	7,897	(19,903)
Accounts payable	(467,687)	126,012
Accrued expenses and accrued wages, salaries and bonuses	(2,275,795)	(1,059,839)
Income taxes payable / receivable	273,742	(368,469)
Net cash flows from operating activities	24,618,319	1,265,085

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2,159,232)	(1,366,767)
Proceeds from sales of property and equipment	23,700	300
Net cash flows (used in) investing activities	(2,135,532)	(1,366,467)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	642,850,736	623,945,799
Repayments under revolving credit facility	(661,055,136)	(622,433,675)
Principal payments on long-term debt	(556,969)	(185,753)
Repurchase of common stock	(3,186,846)	(644,528)
Dividends on common stock	(413,100)	(458,859)
Withholdings on the exercise of equity-based awards	—	(79,850)
Net cash flows from (used in) financing activities	(22,361,315)	143,134
Net change in cash	121,472	41,752
Cash, beginning of period	520,644	523,065
Cash, end of period	$642,116	$564,817

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$774,784	$489,840
Cash paid during the period for income taxes	674,340	705,790

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$212,800	$63,962
Issuance of common stock in connection with the vesting and exercise of equity-based awards	1,005,792	1,183,091

CONTACT:
Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727